UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2004

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio		44115
(Address of Principal Executive Offices)		(Zip Code)

(216) 430-1200
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99.1 PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1	Boykin Lodging Company first-quarter 2004 financial results press release dated May 6, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, Boykin Lodging Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boykin Lodging Company
By:	/s/ Shereen P. Jones
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer

Dated: May 6, 2004